UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014 (July 30, 2014)

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 108th Avenue NE, Suite 1200
Bellevue, Washington		98004
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2014, Symetra Financial Corporation (the “Company”) issued $250,000,000 in aggregate principal amount of its 4.25% senior notes due 2024 (the “Notes”) under an indenture dated as of August 4, 2014 (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of August 4, 2014 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case with U.S. Bank National Association as trustee.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), under the Registration Statement on Form S-3ASR (Registration No. 333-197596) which was filed and automatically became effective on July 24, 2014. On July 30, 2014, the Company filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(5) under the Act, its preliminary Prospectus Supplement, dated July 30, 2014, pertaining to the public offering and sale of the Notes. On July 31, 2014, the Company filed with the Commission, pursuant to Rule 424(b)(5) of the Act, its final Prospectus Supplement, dated July 30, 2014, pertaining to the public offering and sale of the Notes.

A copy of the the Base Indenture and the First Supplemental Indenture and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 8.01. Other Events.

On July 30, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) dated as of July 30, 2014, with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, the Notes.

A copy of the Underwriting Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index included herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President, General Counsel and Secretary

Date: August 4, 2014

SYMETRA FINANCIAL CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 30, 2014, between Symetra Financial Corporation (the “Company”) and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein.

4.1	Indenture, dated as of August 4, 2014, between Symetra Financial Corporation (the “Company”) and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of August 4, 2014, between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 4.25% Senior Note due 2024 (included in Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.1).